Exhibit 10.7

                               AMENDMENT NO. TWO

     Amendment No.2 to Accounts Receivable and Inventory Financing Agreement dated as of _________, 2002, by and between Transamerica Commericial Finance Corporation ("TCFC") and Pacific Magtron, Inc. ("Dealer 1") and Pacific Magtron
(GA), Inc. ("Dealer 2")(Dealer 1 and Dealer 2 shall hereinafter be individually referred to as a "Dealer" and collectively as the "Dealer").

     Pursuant to that certain Accounts Receivable and Inventory Financing Agreement dated as of July 13, 2001 by and among TCFC and Dealer and any and all amendments and riders thereto, (collectively referred to herein as the "Agreement"), TCFC made certain financing available to Dealer. Dealer has requested TCFC to modify certain terms and provisions of the Agreement. TCFC has agreed to do so, upon the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TCFC and Dealer agree as follows:

1. DEFINITIONS. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement unless otherwise defined herein.

2. AMENDMENTS.

2.1. Schedule 6.6 is hereby deleted in its entirety and is replaced with the following:

                                  SCHEDULE 6.6

                            FINANCIAL COVENANTS MENU

Dealer covenants and agrees that so long as any of the liabilities to TCFC remain outstanding or this Agreement remains in effect, even if no liabilities to TCFC are outstanding:

     INDEBTEDNESS TO TANGIBLE NET WORTH: Dealer shall maintain a ratio of indebtedness to Tangible Net Worth not to exceed 3.25 to 1.00. Such covenant will be measured quarterly.

     TANGIBLE NET WORTH: Dealer shall maintain a Tangible Net Worth of not less than $4,250,000.00. Such covenant will be measure quarterly.

     MINIMUM EBIT: Dealer shall maintain a minimum EBIT at:

          ($68,000.00) as of the quarter ending on March 31, 2002,

          $140,000.00 as of the quarter ending on June 30, 2002,

          $300,000.00 as of the quarter ending on September 30, 2002 and

          $275,000.00 as of the quarter ending on December 31, 2002.

     Such covenant will be measured quarterly.

"EBIT" as used herein shall mean earnings before deducting for interest expense and income taxes in accordance with GAAP.

3. REPRESENTATIONS AND WARRANTIES OF COMPANY. Dealer represents and warrants that this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligation of Dealer, enforceable against the Dealer in accordance with their respective terms.

4. GOVERNING LAW. THIS AMENDMENT HAS BEEN DELIVERED TO, ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ILLINOIS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

5. Except as specifically modified hereby, all other terms and conditions of the Agreement remain in full force and effect.

6. The Agreement and this Amendment represent the final agreement of the parties, and all prior and contemporaneous discussions, understandings and agreements are merged herein. The Agreement and this Amendment may not be modified except in writing by both parties.




IN WITNESS WHEREOF, this AMENDMENT NO. TWO has been duly executed this 13th day of March, 2002.

                                     TRANSAMERICA COMMERCIAL FINANCE CORPORATION

                                     BY:
                                            ------------------------------------
                                     TITLE:
                                            ------------------------------------


                                     PACIFIC MAGTRON, INC.

                                     BY:    /s/ Theodore S. Li
                                            ------------------------------------
                                     TITLE: President
                                            ------------------------------------


                                     PACIFIC MAGTRON (GA), INC.


                                     BY:    /s/ Theodore S. Li
                                            ------------------------------------
                                     TITLE: President
                                            ------------------------------------